UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2018

Date of reporting period:  June 30, 2018

Item 1. Reports to Stockholders.

Hood River Small-Cap Growth Fund

Annual Report
June 30, 2018

Hood River Small-Cap Growth Fund

Table of Contents

Letter to Shareholders	3

Investment Highlights	6

Sector Allocation of Portfolio Assets	7

Schedule of Investments	8

Statement of Assets and Liabilities	15

Statement of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	20

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	34

Expense Example	35

Notice to Shareholders	37

Trustees and Officers	38

Approval of Investment Advisory Agreement	41

Privacy Notice	45

Letter to Shareholders
Hood River Small-Cap Growth Fund

June 30, 2018

The year ended June 30, 2018 for the Hood River Small-Cap Growth Fund (the “Fund”) was generally a strong one for small-cap growth stocks as a number of macro developments buoyed the space.  With a backdrop of an already improving economy, the broad stock market rallied into the year-end 2017 U.S. corporate tax cut, which dramatically dropped corporate tax rates, and bolstered prospects for earnings growth at U.S. companies.  Small-cap stocks in particular were helped more than their larger counterparts due to a greater reliance on profits from domestic operations, and thus more exposure to U.S. tax policy.  As the dust settled on tax policy in early 2018, Washington and investors turned their eyes to trade policy and the potential for a period of heightened trade disputes given the current administration’s intent to improve the terms of trade in the longer term.  While this trade negotiating strategy had its ups and downs in the first half of 2018, small-cap stocks’ fundamentals were perceived to be relatively more sheltered due to their, again, relatively greater focus on domestic operations.  Those factors, combined with continued core earnings growth, led to strong returns for small-cap growth stocks, with the Fund’s benchmark index, the Russell 2000® Growth Index, up 21.86% for the fiscal year ended June 30, 2018.  While the Fund was up strongly for the fiscal year in absolute terms, it lagged its benchmark, posting a 16.59% return.

		Fiscal Year Ended June 30, 2018
					Since
	1 Year	3 Years	5 Years	10 Years	Inception
HRSMX	16.59%	12.09%	15.09%	12.70%	12.71%
Russell 2000® Growth Index	21.86%	10.60%	13.65%	11.24%	11.67%

Performance quoted represents past performance for the Fund’s institutional share class and there is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Please call 800-497-2960 to obtain current and the most recent month-end performance data. Returns over one year are annualized. A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if shares are sold within 60 days of the purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Funds. The gross expense ratio is 1.23%.

For the trailing twelve months, the best sector in the Fund was industrials, which contributed 165 basis points of bottom-up stock selection.  The Fund achieved widespread success in a variety of companies within industrials, including Old Dominion Freight Line, which is a less-than-truckload carrier that is benefitting from very tight capacity and continued excellent cost controls.  Other holdings in industrials that contributed to Fund performance during the period included DXP Enterprises and CoStar Group.  DXP Enterprises, which services industrial and energy customers, consistently

Hood River Small-Cap Growth Fund

beat Street estimates over the past twelve months as increased drilling activity and recovering oil prices dramatically improved its business.  CoStar Group is a leader in commercial real estate information analytics and apartment listings, and its stock was boosted by strong bookings due to new products and client upsell from its Loopnet acquisition.  Financials also contributed positively to Fund performance, and the largest contributor in that sector was First Cash, which benefited from a clean integration of its Cash America acquisition and strong store openings in Latin America that led to better than expected revenues and earnings.

Coming off of the Fund’s very strong technology performance last year, this year technology cost over 500 basis points in performance, driven by an overweight in semiconductor stocks.  Semis during the year were hurt by a number of factors.  First, a few of the Fund’s holdings, such as Coherent and Lumentum, were hurt by the slow roll-out of Apple’s iPhone X.  Additionally, as semiconductor companies tend to have meaningful overseas operations and revenues, they benefited less from falling U.S. tax rates and were hurt more by aggressive trade negotiations relative to the typical small-cap growth company.  The worst stock for the year was Impinj, a maker of radio frequency ID chips that was hurt by order pushouts that led to disappointing revenue growth.  The Fund’s second worst contributing sector during the period was healthcare, which cost roughly 70 basis points of performance, more than all of which was accounted for by two medical technology companies, Nuvasive and Integra Lifesciences, which faced tapering growth in their respective markets.

During the course of the year, our investment team continued to faithfully implement the strategy we have been using since the Fund’s inception: we look for high quality small-cap growth companies with favorable valuations that our research indicates will perform better fundamentally than other investors expect.  We call the difference between our well-founded beliefs and the market’s expectations a “research gap,” and we spend the bulk of our time conducting research to uncover these information gaps.  The most important part of our research is the conversations we have with numerous management teams, as well as their customers, competitors and suppliers, to assemble a more complete picture of the business environment in which a firm operates.  As we pass mid-year 2018, we are more pleased than ever with the quality of our research and the throughput we are generating, and are working hard to build on our long-term track record.

Thank you for your ongoing support.

The above comments reflect general views regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

The primary benchmark is the Russell 2000® Growth Index, defined as an unmanaged, capitalization weighted index of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.  It is not possible to invest directly in an index.  Basis point (BPS) refer to a common unit of measure for interest

Hood River Small-Cap Growth Fund

rates and other percentages in finance.  One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.  The relationship between percentage changes and basis points can be summarized as follows:  1% change = 100 basis points, and 0.01% = 1 basis point.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small-cap securities, which present a greater risk of loss than large-cap securities, and in growth companies, which can be more sensitive to the company’s earnings and more volatile than the stock market in general. The Fund may also invest in foreign securities which are subject to risks including currency fluctuations, economic and political change and differing accounting standards. The Fund may invest in derivatives and IPOs, which are highly volatile. Additional risk information may be found in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete list of holdings, see the Schedule of Investments on page 8.

Earnings growth is not representative of the fund’s future performance.

Must be preceded/accompanied by a prospectus.

Quasar Distributors, LLC.

Hood River Small-Cap Growth Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $25,000 Investment
in the Hood River Small-Cap Growth Fund – Institutional Shares and
Russell 2000® Growth Index

		Annualized
Total Return Periods Ended June 30, 2018:	1 Year	5 Years	10 Years
Hood River Small-Cap Growth Fund –
Institutional Shares	16.59%	15.09%	12.70%
Investor Shares(1)	16.35%	14.96%	12.63%
Retirement Shares(2)	16.70%	15.12%	12.71%
Russell 2000® Growth Index	21.86%	13.65%	11.24%

Expense Ratios*: Gross 1.49%; Net 1.35% (Investor Shares); Gross 1.23%; Net 1.10% (Institutional Shares); Gross 1.13%; Net 1.00% (Retirement Shares)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-497-2960.

This chart illustrates the performance of a hypothetical $25,000 investment made in the Institutional Shares of the Fund on June 30, 2008.  Returns reflect the reinvestment of dividends and capital gain distributions.  The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through December 31, 2020.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance. A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if shares are sold within 60 days of the purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Funds.

(1)
The inception date of the Investor Shares is July 7, 2015.  Performance shown prior to the inception of the Investor Shares reflects the performance of the Institutional Shares and excludes expenses that are not applicable to and are lower than those of the Investor Shares.  The actual annualized performance during the period July 7, 2015 (Investor Share inception) through June 30, 2018 was 12.23%.

(2)
The inception date of the Retirement Shares is March 3, 2017.  Performance shown prior to the inception of the Retirement Shares reflects the performance of the Institutional Shares and excludes expenses that are not applicable to and are higher than those of the Retirement Shares. The actual annualized performance during the period March 3, 2017 (Retirement Share inception) through June 30, 2018 was 19.19%.

*	The expense ratios presented are from the most recent prospectus.

Hood River Small-Cap Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2018 (Unaudited)

Percentages represent market value as a percentage of net assets and does not include collateral received for securities on loan.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS
at June 30, 2018

COMMON STOCKS – 94.9%	Shares	Value

CONSUMER DISCRETIONARY – 10.3%

Auto Components – 0.6%
LCI Industries	29,146	$2,627,512

Diversified Consumer Services – 2.1%
Chegg, Inc. (a)	158,598	4,407,438
Grand Canyon Education, Inc. (a)	48,554	5,419,112
		9,826,550
Hotels, Restaurants & Leisure – 5.7%
Eldorado Resorts, Inc. (a)	261,977	10,243,301
Fiesta Restaurant Group, Inc. (a)	160,759	4,613,783
Penn National Gaming, Inc. (a)	164,675	5,531,433
PlayAGS, Inc. (a)	101,950	2,759,787
Red Robin Gourmet Burgers, Inc. (a)	58,157	2,710,116
		25,858,420
Leisure Products – 1.0%
Malibu Boats, Inc. (a)	107,045	4,489,467

Specialty Retail – 0.9%
The Children’s Place, Inc.	34,140	4,124,112
TOTAL CONSUMER DISCRETIONARY
(Cost $37,773,250)		46,926,061

CONSUMER STAPLES – 1.5%

Food & Staples Retailing – 1.1%
United Natural Foods, Inc. (a)	116,506	4,970,146

Food Products – 0.4%
Freshpet, Inc. (a)	64,359	1,766,654
TOTAL CONSUMER STAPLES
(Cost $6,277,367)		6,736,800

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2018

COMMON STOCKS – 94.9% (Continued)	Shares	Value

ENERGY – 1.3%

Oil, Gas & Consumable Fuels – 1.3%
Carrizo Oil & Gas, Inc. (a)	213,569	$5,947,897
TOTAL ENERGY
(Cost $5,927,899)		5,947,897

FINANCIALS – 6.5%

Banks – 3.1%
Customers Bancorp, Inc. (a)	106,870	3,032,971
Webster Financial Corp.	89,701	5,713,954
Western Alliance Bancorp (a)	91,548	5,182,532
		13,929,457
Consumer Finance – 2.0%
Curo Group Holdings Corp. (a)	165,026	4,117,398
FirstCash, Inc.	58,202	5,229,450
		9,346,848
Insurance – 1.4%
Kinsale Capital Group, Inc.	117,543	6,448,409
TOTAL FINANCIALS
(Cost $24,897,269)		29,724,714

HEALTH CARE – 26.5%

Biotechnology – 4.9%
Agios Pharmaceuticals, Inc. (a)	31,062	2,616,352
Ligand Pharmaceuticals, Inc. (a)	47,330	9,805,356
MacroGenics, Inc. (a)	150,686	3,111,666
Sage Therapeutics, Inc. (a)	26,975	4,222,397
Ultragenyx Pharmaceutical, Inc. (a)	29,396	2,259,671
		22,015,442
Health Care Equipment & Supplies – 4.0%
CONMED Corp.	77,661	5,684,785
Integra LifeSciences Holdings Corp. (a)	39,644	2,553,470
NuVasive, Inc. (a)	194,292	10,126,499
		18,364,754

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2018

COMMON STOCKS – 94.9% (Continued)	Shares	Value

Health Care Providers & Services – 10.2%
BioTelemetry, Inc. (a)	248,843	$11,197,935
Diplomat Pharmacy, Inc. (a)	138,136	3,530,756
LHC Group, Inc. (a)	30,723	2,629,582
Magellan Health, Inc. (a)	46,537	4,465,225
Select Medical Holdings Corp. (a)	380,477	6,905,658
Tenet Healthcare Corp. (a)	100,775	3,383,017
Tivity Health, Inc. (a)	145,397	5,117,974
WellCare Health Plans, Inc. (a)	36,951	9,098,814
		46,328,961
Health Care Technology – 5.0%
Tabula Rasa HealthCare, Inc. (a)	143,680	9,171,094
Teladoc, Inc. (a)(f)	181,453	10,533,347
Vocera Communications, Inc. (a)	100,714	3,010,341
		22,714,782
Life Sciences Tools & Services – 2.4%
Charles River Laboratories International, Inc. (a)	45,845	5,146,560
PRA Health Sciences, Inc. (a)	60,645	5,661,817
		10,808,377
TOTAL HEALTH CARE
(Cost $91,221,486)		120,232,316

INDUSTRIALS – 24.0%

Air Freight & Logistics – 2.0%
Atlas Air Worldwide Holdings, Inc. (a)(f)	84,576	6,064,099
Echo Global Logistics, Inc. (a)	104,547	3,058,000
		9,122,099
Building Products – 1.5%
Patrick Industries, Inc. (a)	60,152	3,419,641
PGT Innovations, Inc. (a)	154,372	3,218,656
		6,638,297
Commercial Services & Supplies – 1.0%
Clean Harbors, Inc. (a)	77,547	4,307,736

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2018

COMMON STOCKS – 94.9% (Continued)	Shares	Value

Construction & Engineering – 3.4%
MasTec, Inc. (a)	224,470	$11,391,852
Quanta Services, Inc. (a)	122,327	4,085,722
		15,477,574

Electrical Equipment – 1.1%
Energous Corp. (a)(f)	34,734	515,105
TPI Composites, Inc. (a)	159,154	4,653,663
		5,168,768
Machinery – 3.9%
Chart Industries, Inc. (a)	93,045	5,739,016
Harsco Corp. (a)	421,612	9,317,625
Westport Fuel Systems, Inc. (a)(c)	1,012,181	2,560,818
		17,617,459
Professional Services – 4.8%
ASGN, Inc. (a)	74,459	5,821,949
CoStar Group, Inc. (a)	11,609	4,790,222
Korn/Ferry International	103,219	6,392,353
TrueBlue, Inc. (a)	178,812	4,818,983
		21,823,507
Road & Rail – 4.2%
Knight-Swift Transportation Holdings, Inc. (f)	208,066	7,950,202
Old Dominion Freight Line, Inc.	74,549	11,104,819
		19,055,021
Trading Companies & Distributors – 2.1%
Beacon Roofing Supply, Inc. (a)	49,964	2,129,466
DXP Enterprises, Inc. (a)	138,805	5,302,351
H&E Equipment Services, Inc.	57,505	2,162,763
		9,594,580
TOTAL INDUSTRIALS
(Cost $88,742,163)		108,805,041

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2018

COMMON STOCKS – 94.9% (Continued)	Shares	Value

INFORMATION TECHNOLOGY – 21.4%

Communications Equipment – 3.4%
Lumentum Holdings, Inc. (a)	240,749	$13,939,367
Resonant, Inc. (a)(f)	279,994	1,579,166
		15,518,533
Internet Software & Services – 2.9%
Five9, Inc. (a)	126,894	4,386,726
Limelight Networks, Inc. (a)	1,018,416	4,552,320
LogMeIn, Inc.	22,129	2,284,819
QuinStreet, Inc. (a)(f)	158,129	2,008,238
		13,232,103
IT Services – 2.4%
Euronet Worldwide, Inc. (a)	70,009	5,864,654
I3 Verticals, Inc. (a)	33,704	512,975
WNS Holdings Ltd. – ADR (a)(c)	87,059	4,542,739
		10,920,368
Semiconductors & Semiconductor Equipment – 4.4%
Advanced Micro Devices, Inc. (a)(f)	273,381	4,097,981
AXT, Inc. (a)	352,884	2,487,832
Cohu, Inc.	80,371	1,969,893
Integrated Device Technology, Inc. (a)	129,668	4,133,816
MagnaChip Semiconductor Corp. (a)(f)	458,281	4,697,381
Xcerra Corp. (a)	174,526	2,438,128
		19,825,031
Software – 8.3%
ACI Worldwide, Inc. (a)	180,172	4,444,843
Altair Engineering, Inc. (a)	92,291	3,154,507
Bottomline Technologies de, Inc. (a)	145,340	7,242,292
CyberArk Software Ltd. (a)(c)	57,896	3,645,132
Digimarc Corp. (a)(f)	131,331	3,519,671
Ebix, Inc.	48,685	3,712,231
Everbridge, Inc. (a)(f)	88,627	4,202,692
Globant SA (a)(c)(f)	136,776	7,767,509
		37,688,877
TOTAL INFORMATION TECHNOLOGY
(Cost $84,363,099)		97,184,912

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2018

COMMON STOCKS – 94.9% (Continued)	Shares	Value

MATERIALS – 2.2%

Chemicals – 1.9%
KMG Chemicals, Inc.	68,972	$5,088,754
Trinseo SA (c)	46,389	3,291,300
		8,380,054
Metals & Mining – 0.3%
Universal Stainless & Alloy Products, Inc. (a)	64,100	1,517,247
TOTAL MATERIALS
(Cost $9,058,751)		9,897,301

TELECOMMUNICATION SERVICES – 1.2%

Wireless Telecommunication Services – 1.2%
Boingo Wireless, Inc. (a)	248,497	5,613,547
TOTAL TELECOMMUNICATION SERVICES
(Cost $4,093,435)		5,613,547
TOTAL COMMON STOCKS
(Cost $352,354,719)		431,068,589

REITS – 0.9%
Tier REIT, Inc.	176,667	4,201,141
TOTAL REITS
(Cost $3,560,107)		4,201,141

RIGHTS – 0.0%
Dyax Corp. – Contingent Value Rights (a)(d)(e)	26,407	0
TOTAL RIGHTS
(Cost $0)		0

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2018

SHORT-TERM INVESTMENTS – 4.3%	Shares	Value

MONEY MARKET FUNDS – 4.3%
First American Treasury Obligations Fund –
Class Z, 1.75% (b)	19,311,955	$19,311,955
TOTAL SHORT-TERM INVESTMENTS
(Cost $19,311,955)		19,311,955

INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING – 4.5%
First American Government Obligations Fund,
Class Z, 1.77% (b)	20,486,046	20,486,046
TOTAL INVESTMENTS PURCHASED WITH
CASH PROCEEDS FROM SECURITIES LENDING
(Cost 20,486,046)		20,486,046
TOTAL INVESTMENTS
(Cost $395,712,827) – 104.6%		475,067,731
Liabilities in Excess of Other Assets – (4.6)%		(20,720,015)
TOTAL NET ASSETS – 100.0%		$454,347,716

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of June 30, 2018.
(c)	U.S. traded security of a foreign issuer or corporation.
(d)	Illiquid security; a security may be considered illiquid if it lacks a readily available market. As of June 30, 2018, the value of these securities was $0 or 0.0% of total net assets.
(e)	Security valued at fair value using methods determined in good faith by or at the discretion of members of the Valuation Committee by following procedures approved by the Board.
(f)
This security or a portion of this security was out on loan at June 30, 2018.  As of June 30, 2018, the total value of loaned securities was $20,123,601 or 4.4% of net assets. The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

REIT – Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Hood River Capital Management LLC.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2018

Assets:
Investments at value*
(Including securities on loan valued at $20,123,601)	$475,067,731
Receivables:
Securities sold	3,495,767
Fund shares sold	225,912
Dividends and interest	59,920
Securities lending income	55,089
Prepaid expenses	32,616
Total assets	478,937,035

Liabilities:
Payables:
Payable upon return of securities loaned	20,486,046
Securities purchased	3,294,765
Fund shares redeemed	346,849
Advisory fee	299,855
Administration and accounting fees	57,776
Distribution fees	6,899
Service fees	45,919
Reports to shareholders	5,164
Compliance expense	1,920
Custody fees	8,990
Trustee fees	1,580
Transfer agent fees and expenses	17,869
Other accrued expenses	15,687
Total liabilities	24,589,319

Net assets	$454,347,716

Net assets consist of:
Capital stock	$367,303,845
Accumulated net realized gain on investments	7,688,967
Net unrealized appreciation on investments	79,354,904
Net assets	$454,347,716

* Investments at cost	$395,712,827

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES (Continued)
at June 30, 2018

Investor Shares:
Net assets applicable to outstanding Investor Shares	$11,470,309
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	277,312
Net asset value, offering price and redemption price per share	$41.36

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$246,858,704
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	5,932,564
Net asset value, offering price and redemption price per share	$41.61

Retirement Shares:
Net assets applicable to outstanding Retirement Shares	$196,018,703
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	4,705,514
Net asset value, offering price and redemption price per share	$41.66

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2018

Investment income:
Dividends	$686,091
Interest	117,341
Securities lending income	1,070,659
Total investment income	1,874,091

Expenses:
Advisory fees (Note 4)	2,816,455
Administration and accounting fees (Note 4)	277,613
Distribution fees (Note 5)
Distribution fees – Investor Shares	21,895
Service fees (Note 6)
Service fees – Investor Shares	7,391
Service fees – Institutional Shares	164,220
Transfer agent fees and expenses	103,960
Federal and state registration fees	60,685
Audit fees	13,000
Compliance expense	12,001
Legal fees	12,001
Reports to shareholders	7,350
Trustees’ fees and expenses	9,501
Custody fees	42,969
Other	10,845
Total expenses before reimbursement from advisor	3,559,886
Fees waived and expense reimbursement from advisor (Note 4)	(268,361)
Net expenses	3,291,525
Net investment loss	(1,417,434)

Realized and unrealized gain on investments:
Net realized gain on investments	11,755,204
Net change in unrealized appreciation on investments	40,943,666
Net realized and unrealized gain on investments	52,698,870
Net increase in net assets resulting from operations	$51,281,436

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
Operations:
Net investment loss	$(1,417,434)	$(1,355,335)
Net realized gain on investments	11,755,204	26,488,780
Net change in unrealized appreciation on investments	40,943,666	25,563,974
Net increase in net assets
resulting from operations	51,281,436	50,697,419
Distributions to shareholders from:
Net realized gains
Investor shares	(661,223)	—
Institutional shares	(15,682,453)	—
Retirement shares	(2,363,953)	—
Total distributions	(18,707,629)	—
Capital share transactions:
Proceeds from shares sold
Investor shares	10,901,041	1,479,131
Institutional shares	86,602,277	77,833,323
Retirement shares	175,978,741	20,462,706
Proceeds from shares issued to
holders in reinvestment of dividends
Investor shares	660,605	—
Institutional shares	14,434,982	—
Retirement shares	2,363,953	—
Cost of shares redeemed
Investor shares	(2,326,044)	(326,794)
Institutional shares	(91,550,090)	(45,069,023)
Retirement shares	(13,632,112)	(127,967)
Redemption fees retained
Investor shares	1,582	1,044
Institutional shares	6,011	4,267
Retirement shares	1,187	—
Net increase in net assets from
capital share transactions	183,442,133	54,256,687
Total increase in net assets	216,015,940	104,954,106
Net Assets:
Beginning of year	238,331,776	133,377,670
End of year	$454,347,716	$238,331,776
Accumulated net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
Changes in Shares Outstanding:
Shares sold
Investor shares	282,051	44,796
Institutional shares	2,192,977	2,292,788
Retirement shares	4,439,894	547,651
Proceeds from shares issued to
holders in reinvestment of dividends
Investor shares	18,198	—
Institutional shares	395,804	—
Retirement shares	64,783	—
Shares redeemed
Investor shares	(59,769)	(9,335)
Institutional shares	(2,318,174)	(1,339,117)
Retirement shares	(343,448)	(3,366)
Net increase in shares outstanding	4,672,316	1,533,417

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Investor Shares

			July 7,
	Year	Year	2015
	Ended	Ended	through
	June 30,	June 30,	June 30,
	2018	2017	2016*
Net Asset Value – Beginning of Period	$38.04	$28.25	$33.18

Income from Investment Operations:
Net investment loss[1]	(0.28)	(0.36)	(0.19)
Net realized and unrealized
gain (loss) on investments	6.14	10.10	(3.05)
Total from investment operations	5.86	9.74	(3.24)

Less Distributions:
Distributions from net realized gains	(2.55)	—	(1.69)
Total distributions	(2.55)	—	(1.69)

Redemption Fees	0.01	0.05	—	[2]

Net Asset Value – End of Period	$41.36	$38.04	$28.25

Total Return	16.35%	34.65%	(9.96	)%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$11,470	$1,401	$39
Ratio of operating expenses
to average net assets:
Before Reimbursements	1.41%	1.48%	1.65	%+
After Reimbursements	1.32%	1.33%	1.34	%+
Ratio of net investment loss
to average net assets:
Before Reimbursements	(0.81)%	(1.19)%	(0.99	)%+
After Reimbursements	(0.72)%	(1.04)%	(0.68	)%+
Portfolio turnover rate	102%	134%	170%[3]

*	Operations commenced for the Investor Shares on July 7, 2015.
+	Annualized
^	Not Annualized
[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	Portfolio turnover was calculated on the basis of the Fund as a whole. The rate presented represents portfolio turnover for the entire fiscal year.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

Institutional Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015	2014
Net Asset Value –
Beginning of Year	$38.18	$28.32	$33.43	$29.09	$23.31

Income from
Investment Operations:
Net investment loss[1]	(0.18)	(0.26)	(0.13)	(0.24)	(0.22)
Net realized and unrealized
gain (loss) on investments	6.16	10.12	(3.29)	4.58	6.00
Total from
investment operations	5.98	9.86	(3.42)	4.34	5.78

Less Distributions:
Distributions from
net realized gains	(2.55)	—	(1.69)	—	—
Total distributions	(2.55)	—	(1.69)	—	—
Redemption Fees	— [2]	— [2]	— [2]	— [2]	— [2]

Net Asset Value –
End of Year	$41.61	$38.18	$28.32	$33.43	$29.09

Total Return	16.59%	34.82%	(10.41)%	14.92%	24.80%

Ratios and Supplemental Data:
Net assets, end of
period (thousands)	$246,859	$216,147	$133,339	$97,315	$83,966
Ratio of operating expenses
to average net assets:
Before Reimbursements	1.15%	1.22%	1.40%	1.45%	1.48%
After Reimbursements	1.06%	1.08%	1.09%	1.20%	1.25%
Ratio of net investment
loss to average net assets:
Before Reimbursements	(0.55)%	(0.91)%	(0.75)%	(1.04)%	(1.05)%
After Reimbursements	(0.46)%	(0.77)%	(0.44)%	(0.79)%	(0.82)%
Portfolio turnover rate	102%	134%	170%	142%	115%

[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Retirement Shares
		March 3,
	Year	2017
	Ended	through
	June 30,	June 30,
	2018	2017*
Net Asset Value – Beginning of Period	$38.19	$35.31

Income from Investment Operations:
Net investment loss[1]	(0.15)	(0.11)
Net realized and unrealized gain on investments	6.17	2.99
Total from investment operations	6.02	2.88

Less Distributions:
Distributions from net realized gains	(2.55)	—
Total distributions	(2.55)	—

Redemption Fees	— [2]	—	[2]

Net Asset Value – End of Period	$41.66	$38.19

Total Return	16.70%	8.16	%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$196,019	$20,784
Ratio of operating expenses to average net assets:
Before Reimbursements	1.08%	1.17	%+
After Reimbursements	0.99%	0.99	%+
Ratio of net investment loss to average net assets:
Before Reimbursements	(0.47)%	(1.11	)%+
After Reimbursements	(0.38)%	(0.93	)%+
Portfolio turnover rate	102%	134%[3]

*	Operations commenced for the Retirement Shares on March 3, 2017.
+	Annualized
^	Not Annualized
[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	Portfolio turnover was calculated on the basis of the Fund as a whole. The rate presented represents portfolio turnover for the entire fiscal year.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
June 30, 2018

NOTE 1 – ORGANIZATION

The Hood River Small-Cap Growth Fund (formerly, the Roxbury/Hood River Small-Cap Growth Fund) (the “Small-Cap Growth Fund” or the “Fund”) is a series of Manager Directed Portfolios (formerly, The Roxbury Funds) (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006.  The Fund is an open-end investment management company and is a diversified series of the Trust.  The investment objective of the Fund is long-term growth of capital.  The Fund’s Institutional Shares commenced operations on January 2, 2003. The Fund’s Investor Shares commenced operations on July 7, 2015. The Fund’s Retirement Shares commenced operations on March 3, 2017. Each class of shares differs principally in its respective distribution or shareholder servicing expenses.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken or expected to be taken on a tax return.  The tax returns for the Fund for the prior three fiscal years are open for examination.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  Each share class of the Hood River Small-Cap Growth Fund charges a 1% redemption fee to most shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the most recent fiscal year end, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

	Accumulated	Accumulated
	Net Investment	Net Realized	Capital
	Income	Gain	Stock
Small-Cap Growth Fund	$1,417,434	$(1,417,434)	$ —

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of June 30, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures are necessary.

H.
Recent Accounting Pronouncements: In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service.  Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of June 30, 2018, was comprised of officers of the Trust as well as an interested trustee of the Trust.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Small-Cap Growth Fund’s securities as of June 30, 2018:

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

	Level 1	Level 2	Level 3		Total
Common Stocks
Consumer Discretionary	$46,926,061	$—	$—		$46,926,061
Consumer Staples	6,736,800	—	—		6,736,800
Energy	5,947,897	—	—		5,947,897
Financials	29,724,714	—	—		29,724,714
Health Care	120,232,316	—	—		120,232,316
Industrials	108,805,041	—	—		108,805,041
Information Technology	97,184,912	—	—		97,184,912
Materials	9,897,301	—	—		9,897,301
Telecommunication Services	5,613,547	—	—		5,613,547
Total Common Stocks	431,068,589	—	—		431,068,589
REITs	4,201,141	—	—		4,201,141
Rights	—	—	—	*	—
Short-Term Investments	19,311,955	—	—		19,311,955
Investments Purchased with
Cash Proceeds from
Securities Lending	20,486,046	—	—		20,486,046
Total Investments in Securities	$475,067,731	$—	$—		$475,067,731

*  Rights were issued in conjunction with a corporate action.

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at the end of the reporting period.  During the year ended June 30, 2018, the Fund recognized no transfers among levels.  There was one Level 3 security held in the Fund on June 30, 2018.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Rights, at Value
Balance as of June 30, 2017	$—
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—
Balance as of June 30, 2018	$—	*

* The beginning value at June 30, 2017 and ending value at June 30, 2018 were both $0.

The Level 3 investments as of June 30, 2018 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable inputs.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended June 30, 2018, Hood River Capital Management LLC, (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor was entitled to a monthly fee at an annual rate of 0.90% for the Small-Cap Growth Fund based upon the average daily net assets of the Fund.  For the year ended June 30, 2018, the Small-Cap Growth Fund incurred $2,816,455 in advisory fees.  Advisory fees payable at June 30, 2018 for the Small-Cap Growth Fund were $299,855.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to limit the total annual fund operating expenses [excluding taxes, Rule 12b-1 fees, shareholder servicing fees, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses (collectively, “Excludable Expenses”)] do not exceed the following amounts of the average daily net assets for each class of shares:

Small-Cap Growth Fund
Investor Shares	0.99%
Institutional Shares	0.99%
Retirement Shares	0.99%

For the year ended June 30, 2018, the Advisor reduced its fees in the amount of $268,361 for the Small-Cap Growth Fund. The waivers and reimbursements will remain in effect through December 31, 2020 unless terminated sooner by mutual agreement of the Board and Hood River.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended June 30, 2018, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and compliance fees:

Administration & fund accounting	$277,613
Custody	$ 42,969
Transfer agency(a)	$ 57,081
Compliance	$ 12,001

(a) Does not include out-of-pocket expenses.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

At June 30, 2018, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and compliance fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$57,776
Custody	$ 8,990
Transfer agency(a)	$ 9,370
Compliance	$ 1,920

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.  A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares.  The expenses covered by the Plan may include costs in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended June 30, 2018, the Small-Cap Growth Fund incurred distribution expenses on its Investor Shares of $21,895.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder service agreement (the “Agreement”) with the Advisor that allows the Advisor to make payments to financial intermediaries and other service providers for Institutional Shares and Investor Shares shareholders in return for shareholder servicing and maintenance of Institutional Shares and Investor Shares shareholder accounts.  These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Fund’s average daily net assets for Institutional Shares and Investor Shares, respectively, and may not be used to pay for any services in connection with the distribution and sale of Institutional Shares or Investor Shares.

Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended June 30, 2018, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

Investor Shares	$7,391
Institutional Shares	$164,220

NOTE 7 – SECURITIES TRANSACTIONS

For the year ended June 30, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Small-Cap Growth Fund	$470,082,328	$314,327,781

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2018, the Fund’s most recent fiscal year, the components of accumulated earnings/(losses) on a tax basis were as follows:

Small-Cap
Growth Fund
Cost of investments(a)	$397,735,108
Gross unrealized appreciation	85,494,384
Gross unrealized depreciation	(8,161,761)
Net unrealized appreciation	77,332,623
Undistributed ordinary income	138,214
Undistributed long-term capital gain	9,573,034
Total distributable earnings	9,711,248
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$87,043,871

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

As of June 30, 2018, the Small-Cap Growth Fund had no long-term tax basis capital losses to offset future capital gains.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

The tax character of distributions paid during 2018 and 2017 was as follows:

	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
Small-Cap Growth Fund
Ordinary income	$ 3,865,246	$ —
Long-term capital gains	$12,887,318	$ —

NOTE 9 – SECURITIES LENDING

The Fund participates in securities lending arrangements whereby it lends certain of its portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of its portfolio.  U.S. Bank, N.A. serves as the Fund’s securities lending agent.

U.S. Bank, N.A. oversees the securities lending process, which includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser.

The Fund may lend securities pursuant to agreements that require the loans to be secured by collateral consisting of cash, securities of the U.S. Government or it agencies, or any combination of cash and such securities.  At that time of loans, the collateral value should at least be equal to 102% of domestic securities and 105% of foreign securities.  The value of loaned securities will then be marked-to-market daily and the collateral will be continuously secured by collateral equal to 100% of the market value of the loaned securities.  Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceeds one-third of the value of the Fund’s total assets taken at fair market value.  The Fund will earn interest on the investment of the cash collateral in U.S. Government securities, short-term money market instruments or such other approved vehicle.  However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral.  There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk.  Either party, upon reasonable notice to the other party, may terminate the loan.

As of June 30, 2018, the Fund had loaned securities that were collateralized by cash.  The cash collateral received was invested in securities as listed in the Fund’s Schedule of Investments.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

The following table presents the securities out on loan for the Fund, and the collateral delivered related to those securities, as of the end of the reporting period.

Securities Lending Transactions

Investments
		Purchased	Collateral
		with Cash	Pledged
Overnight and	Asset Class	Proceeds from	(From)	Net
Continuous	out on Loan	Securities Lending	Counterparty^	Exposure
Hood River Small-
Cap Growth Fund	Common Stock	$20,486,046	$(20,486,046)	$—

The Fund paid no securities lending fees to U.S. Bank, N.A. during the period.

^
As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan.  Refer to the Fund’s Schedule of Investments for details on the securities out on loan.

NOTE 10 – PRINCIPAL RISKS

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s Statement of Additional Information.

Market Risk:  The risk that the market value of a security may go up or down in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Price changes may be temporary or last for extended periods.

Small Company Risk: Companies in which the Fund invests may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid, more volatile and more difficult to value than securities of larger companies and therefore may involve greater risk than investing in large companies.

Growth Investing Risk:  An investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole. If the investment adviser’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the stock may fail to reach the value that the adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

Foreign Security Risk: Foreign investments involve risks relating to political, economic, regulatory, or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

IPO Risk:  The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”). The price of securities purchased in IPOs can be very volatile. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. The effect of IPO investments on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s asset grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Liquidity Risk:  Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as Exchange Traded Funds (“ETFs”).  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of its costs, and the Fund will indirectly bear their proportionate share of the costs.

NOTE 11 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Hood River Small-Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Hood River Small-Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hood River Small-Cap Growth Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years and periods presented in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios and the former trust since 2007.

Philadelphia, Pennsylvania
August 23, 2018

Hood River Small-Cap Growth Fund

EXPENSE EXAMPLE
June 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2018 to June 30, 2018 for the Investor, Institutional, and Retirement Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hood River Small-Cap Growth Fund

EXPENSE EXAMPLE (Continued)
June 30, 2018 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	1/1/2018	6/30/2018	1/1/2018 – 6/30/2018
Actual
Investor Shares	$1,000.00	$1,100.30	$6.93
Institutional Shares	$1,000.00	$1,102.00	$5.52
Retirement Shares	$1,000.00	$1,102.40	$5.16

Hypothetical (5% return
before expenses)
Investor Shares	$1,000.00	$1,018.20	$6.66
Institutional Shares	$1,000.00	$1,019.54	$5.31
Retirement Shares	$1,000.00	$1,019.89	$4.96

(1)
Expenses are equal to the Investor, Institutional, and Retirement Shares’ annualized expense ratios of 1.33%, 1.06%, and 0.99%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

Hood River Small-Cap Growth Fund

NOTICE TO SHAREHOLDERS
at June 30, 2018 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-497-2960 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by calling 1-800-497-2960.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-800-497-2960.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-497-2960 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Other Tax Information (Unaudited)

For the fiscal year ended June 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hood River Small-Cap Growth Fund	8.89%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2018 was as follows:

Hood River Small-Cap Growth Fund	7.19%

Hood River Small-Cap Growth Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of three trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) and one interested person of the Trust (the “Interested Trustee”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Five Years

INTERESTED TRUSTEE

James R.	Trustee and	President and CEO,	6	None
Schoenike(2)	Chairman since	Board of Managers,
(Born 1959)	July 2016	Quasar Distributors, LLC,
since 2000.

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Senior Portfolio Manager,	6	None
(Born 1962)	Committee	Affinity Investment Advisors,
	Chairman, since	LLC, since 2017; Managing
	April 2015	Director of Kohala Capital
Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee since	Managing Director, Carne Global	6	Director,
(Born 1962)	July 2016 and	Financial Services (US) LLC,		Guestlogix Inc.
	Lead Independent	since 2013.		(a provider of
	Trustee since			ancillary-focused
	May 2017			technology to the
travel industry)
(2015-2016);
Trustee, XAI
Octagon Floating
Rate & Alternative
Income Term
Trust, since 2017.

Hood River Small-Cap Growth Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Five Years

Lawrence T.	Trustee since	Senior Vice President and Chief	6	None
Greenberg	July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
General Counsel, Motley Fool
Asset Management, LLC,
since 2008; Manager, Motley
Fool Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since 2006.

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Mr. Schoenike is an Interested Trustee by virtue of his position as President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).
(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Hood River Small-Cap Growth Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

OFFICERS

Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer,	USBFS, since 2001
since July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, USBFS, since 2005
since July 1, 2016

Nathan R. Bentley, CPA(1)	Assistant Treasurer,	Officer, Compliance and Administration, USBFS,
(Born 1983)	since July 1, 2016	since 2012

Gerard Scarpati(2)	Chief Compliance	Compliance Director, Vigilant, since 2010
(Born 1955)	Officer and
Anti-Money Laundering
Compliance Officer,
since July 1, 2016

Rachel A. Spearo(1)	Secretary, since	Vice President, Compliance and Administration,
(Born 1979)	October 31, 2016	USBFS, since 2004

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-497-2960.

Hood River Small-Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) met on February 12, 2018 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Hood River Small-Cap Growth Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Hood River Capital Management LLC (“Hood River”).  Prior to the meeting on February 12, 2018, the Board requested and received materials to assist them in considering the approval of the Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Board’s fiduciary obligations and the factors the Board should consider in considering the renewal of the Advisory Agreement, detailed comparative information relating to the performance of the Fund, as well as the management fee and other expenses of the Fund, due diligence materials relating to Hood River, including Hood River’s Form ADV, and other pertinent information.  Based on their evaluation of the information provided by Hood River, the Trustees (including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation Advisory Agreement for an additional one-year term.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Hood River to the Fund and the amount of time devoted to the Fund’s affairs by Hood River’s staff.  The Trustees considered Hood River’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Robert Marvin, Brian Smoluch and David Swank, the Fund’s portfolio managers, and other key personnel at Hood River involved in the day-to-day activities of the Fund.  The Trustees reviewed the information provided by Hood River in a due diligence questionnaire, including Hood River’s experience as a small-cap growth manager, the structure of Hood River’s compliance program, Hood River’s marketing activity and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with Hood River in person to discuss Hood River’s services to the Fund and various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, including the brokerage practices of Hood River.  The Trustees considered a service level agreement between Mar Vista Investment Partners LLC and Hood River and the trading, compliance and administrative services provided by Mar Vista Investment Partners LLC under that agreement.  The Trustees discussed in detail Hood River’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Hood River’s compliance program.  The Trustees concluded that Hood River had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the

Hood River Small-Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as Hood River’s compliance program, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Institutional and Investor Shares of the Fund for the three-month and one-year periods ended December 31, 2017, and the performance of the Institutional Shares for the  annualized three-year, annualized five-year. annualized ten-year, and since-inception periods ended December 31, 2017.  In assessing the quality of the portfolio management services delivered by Hood River, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark index, the Russell 2000® Growth Index, and in comparison to a peer group of U.S. open-end small growth funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of a composite of other separately-managed equity only accounts of Hood River that are similar to the Fund in terms of investment strategy.

The Trustees noted the Institutional Shares of the Fund’s performance for each of the one-year, annualized three-year, annualized five-year and annualized ten-year periods ended December 31, 2017 was above the Morningstar Peer Group median and average, but was lower than the Morningstar Peer Group median and average for the three-month and one-year periods.  The Trustees also reviewed the Fund’s performance for the quarter, one-year, five-year, ten-year and since inception periods ended December 31, 2017 in comparison to the Fund’s benchmark index, the Russell 2000® Growth Index, noting the Institutional Shares of the Fund outperformed the Russell 2000® Growth Index for the five-year, ten-year and since inception periods.  The Trustees reviewed the Fund’s performance relative to Hood River’s composite of other separately-managed accounts managed with investment strategies substantially similar to the Fund, and noted the performance of the Fund was in line with the performance of the separately managed accounts.

After considering all of the information, the Trustees concluded the performance obtained by Hood River for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Hood River’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY HOOD RIVER

The Trustees considered the cost of services provided by Hood River and Hood River’s advisory fee, including a review of comparative expense information and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and peer group data.  The Trustees considered the cost structure of the Fund relative to the

Hood River Small-Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

Morningstar Peer Group, as well as the fee waivers and expense reimbursements previously provided by Hood River.  The Trustees noted that Hood River had reduced the contractual advisory fee to 0.90% as of March 1, 2017.

The Trustees also considered the overall profitability of Hood River, reviewing Hood River’s financial information and noted that Hood River has subsidized the Fund’s operations since the Fund’s inception, and was not permitted to recoup such expenses.  The Trustees also examined a profitability analysis prepared by Hood River based on the fees payable under the Advisory Agreement, as well as the Fund’s brokerage commissions and use of soft dollars by Hood River.  The Trustees considered information about payments made by Hood River to financial intermediaries, noting that all marketing and distribution fees other than Rule 12b-1 fees payable by Investor Shares were paid by Hood River out of its reasonable profits.

The Trustees noted that the Fund’s contractual management fee of 0.90% fell in the third quartile, slightly above the Morningstar Peer Group average of 0.86%, which fell in the second quartile.  The Trustees observed that the Fund’s total expense ratio of 0.99% for Retirement Shares fell within the second quartile, and the Fund’s total expense ratio of 1.09% for Institutional Shares fell within the third quartile, while the average of 1.06% for the Morningstar Peer Group fell in between, within the third quartile.  The Trustees noted the Fund’s total expense ratio of 1.34% for Investor Shares fell within the fourth quartile, above the Morningstar Peer Group average.  The Trustees also compared the fees paid by the Fund to the fees paid by Hood River’s separately-managed accounts, noting Hood River’s discussion of additional services provided to the Fund that are not provided to separately-managed accounts due to the Fund’s additional regulatory and operational requirements.

The Trustees concluded that the Fund’s expenses and the management fees paid to Hood River were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees concluded that Hood River’s level of profitability from its relationship with the Fund was reasonable.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees also considered the fee waivers and expense reimbursements by Hood River with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but noted Hood River’s commitment to reevaluate the feasibility of incorporating breakpoints in the future.  In addition, the Trustees noted that Hood River had recently lowered its advisory fee.  The Trustees

Hood River Small-Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between Hood River and the Fund at the Fund’s current asset level.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by Hood River from its association with the Fund.  The Trustees concluded that the benefits Hood River may receive, such as soft dollar research, appear to be reasonable and may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending March 1, 2019 as being in the best interests of the Fund and its shareholders.

Hood River Small-Cap Growth Fund

NOTICE OF PRIVACY POLICY & PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 800-497-2960.

(This Page Intentionally Left Blank.)

Investment Advisor
Hood River Capital Management LLC
1 SW Columbia Street, Suite 630
Portland, OR  97258

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 497-2960

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd floor
Philadelphia, PA  19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$10,000	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$1,500
All Other Fees	N/A	N/A

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2018	FYE 6/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2018	FYE 6/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*   /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date 9/5/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date 9/5/2018

By (Signature and Title)*   /s/Matthew J. McVoy
Matthew J. McVoy, Treasurer/
Principal Financial Officer

Date 9/5/2018

* Print the name and title of each signing officer under his or her signature.